SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

CoConnect, Inc.

(Name of Registrant As Specified In Its Charter)

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(3)

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check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COCONNECT, INC

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

April 19, 2018

Dear Stockholders:

We are furnishing the attached Information Statement to the holders of common stock, par value $0.001 per share (the “Common Stock”), of CoConnect, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our” or similar terminology), as of April 27, 2018 (the “Record Date”). The purpose of the Information Statement is to notify the Company’s stockholders that, on April 17, 2018, the Company’s board of directors (the “Board”) took action by written consent to approve the amendments to the Company’s certificate of incorporation (the “Amended Certificate”) and, on April 27, 2018, in lieu of a meeting of the Company’s stockholders, and pursuant to Section 78.320 of the Nevada Revised Statutes of the State of Nevada, Mastermind Marketing, Inc. (“MM INC”), Digital Advize, LLC (“Advize”) and Villanta Corporation (“Villanta”) (MM INC, Advize and Villanta collectively referred to as the “Voting Stockholders”), as the holders of 85% of our voting securities, approved, by written consent, the Amended Certificate, to effect the following changes:

1.	To change the Company’s name from CoConnect, Inc. to Mastermind, Inc. (the “Name Change”); and,
2.	To decrease the number of authorized shares of Common Stock from 4,999,000,000 shares to 125,000,000 shares (the “Authorized Share Decrease”); and,
3.

To un-designate 100,000 shares of preferred stock as Class A preferred stock, $0.001 par value, and to un-designate 100,000 shares of preferred stock as Class B preferred stock, $0.001 par value (the “Un-designation”).

4.	To adopt the Mastermind, Inc., 2018 Equity Incentive Plan consisting of up to 4,000,000 shares of Common Stock for issuance in connection with awards there under.

On April 19, 2018, the Board of Directors of the Company approved the Name Change, the Authorized Share Decrease and Un-designation (the “Amendments), subject to Stockholder approval. The Voting Stockholders approved the Amendments by written consent in lieu of a meeting on April 27, 2018. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments.  The Amendments will become effective when we file the Certificate of Amendment with the Secretary of State of the State of Nevada after this Information Statement is effective.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A

NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Daniel A. Dodson
Name: Daniel A. Dodson
Title: Chief Executive Officer

COCONNECT, INC.

1450 WEST PEACHTREE ST

ATLANTA, GA 30309

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about April 30, 2018, to the stockholders of record, as of April 27, 2018 (the “Record Date”), of CoConnect, Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Information Statement is being circulated to advise stockholders of actions already approved and taken without a meeting by written consent of the stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Our board of directors (the “Board”) and stockholders holding a majority of our voting power took action by written consent to approve the following actions:

1)

Approve an amendment to our articles of incorporation, as amended (the “Articles”), to change the Company’s name from CoConnect, Inc. to Mastermind, Inc. (the “Name Change Amendment”);

2)

Approve an amendment to our Articles to decrease our authorized common stock from 4,999,000,000 shares, $0.001 par value, to 125,000,000 shares, $0.001 par value (the “Authorized Share Decrease Amendment”); and,

3)

Approve an amendment to our Articles to un-designate 100,000 shares of preferred stock as Class A preferred stock, $0.001 par value, and to un-designate 100,000 shares of preferred stock as Class B preferred stock, $0.001 par value (the “Un-designation Amendment”, and together with the “Name Change Amendment,” and “Authorized Share Decrease Amendment,” the “Amendments”).

4)

Approve the adoption of the Mastermind, Inc., 2018 Equity Incentive Plan reserving up to 4,000,000 shares of Common Stock for issuance in connection with awards there under (the “Incentive Plan Adoption”, which together with the Amendments the “Actions”).

On April 19, 2018, our Board unanimously approved the Actions. Subsequent to our Board’s approval of the Actions, the holders of a majority of the voting power of our voting stock approved the Actions by written consent, on April 27, 2018. The consenting stockholders and their respective approximate ownership percentage of the voting stock of the Company as of April 27, 2018, which total in the aggregate 85% of the voting rights under our current Articles, were as follows: Mastermind Marketing, Inc. (51% of the voting rights), Digital Advize, LLC (8.5% of the voting rights) and Villanta Corporation (25.5% of the voting rights), respectively.

We expect that the Amendments will become effective on or about May 24, 2018, at such time as a Certificate of Amendment to our Articles will become effective with the Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, we are required to send an information statement to each of our stockholders entitled to consent in connection with adoption of the Actions. The Actions will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 4,999,000,000 shares of common stock ($0.001 par value), 100,000 shares of Class A preferred stock ($0.001 par value), 100,000 shares of Class B preferred stock ($0.001 par value), and 800,000 shares of blank-check preferred stock ($0.001 par value),   As of the Record Date, there were 33,870,520 shares of common stock issued and outstanding, held by 4,732 holders of record. Holders of our common stock are entitled to one vote per share. In addition, as of the Record Date, there were no outstanding shares of Class A preferred stock, Class B preferred stock and blank-check preferred stock.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

These actions are being taken without notice, meetings or votes in accordance with the General Corporation Law of the Nevada Revised Statutes (“NRS”), Sections 78.315 and 78.320. Section 78.320 of the NRS provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the actions described in this Information Statement.

The actions described in this Information Statement cannot be effected until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

 EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

ACTIONS TO BE TAKEN

MATTER NO.1: NAME CHANGE AMENDMENT

The Board has determined that since the Company is changing its primary business focus to online marketing and that the new name change better reflects the new nature of the Company’s business. On February 14, 2018, Mastermind Marketing, Inc, Digital Advize, LLC, and Villanta Corporation (the “Sellers”) contributed, transferred, assigned and conveyed to the Company all right, title and interest in and to one hundred percent (100%) of such joint venture interest in the Mastermind Involvement Marketing, a Georgia joint venture (the “Contributed Joint Venture Interest”), together with any and all rights, privileges, benefits, obligations and liabilities appertaining thereto, reserving unto such Sellers no rights or interests therein whatsoever, and the Company accepted such contribution, and in consideration issued to the Sellers, collectively, twenty-nine million two hundred thirty-six thousand seven hundred fifty-nine (29,236,759) of Common Stock, representing eighty-five percent (85%) of the total outstanding Common Stock after such issuance. The Board believes that changing the name of the Company to Mastermind, Inc., will allow management to operate the purchased business as it did in the past and would continue to benefit from the goodwill developed to date.

General

On April 19, 2018, our Board and, on April 27, 2018 stockholders holding a majority of our voting power approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company’s name to Mastermind, Inc.  The Board believes that the name change better reflects the nature of the Company’s current and anticipated operations.

Amended Certificate of Incorporation

Upon the effectiveness and on the date that is twenty (20) days following the mailing of this Information Statement, the proper officers will have the Company’s Amendment to the Certificate of Incorporation filed with the State of Nevada in order to effect the name change.

MATTER NO. 2: AUTHORIZED SHARE DECREASE AMENDMENT

General

On April 19, 2018, our Board and, on April 27, 2018 stockholders holding a majority of our voting power approved an amendment to our Articles, to decrease the number of our authorized common stock from 4,999,000,000 shares of Common Stock, $0.001, to 125,000,000 shares of Common Stock, $0.001 par value. The Authorized Share Decrease Amendment will became effective at such time as the certificate of amendment to our Articles will be filed with the Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, we are required to send an information statement to each of our stockholders at least 20 calendar days prior to effecting the Amendments. We will send this Information Statement to our stockholders on the Record Date on or about May 4, 2018.

Amended Certificate of Incorporation

On and after the effective date of the Amendments, the stock certificates representing the pre-Amendment shares will not be changed in any way and you will not be required to take any action in regard to this amendment. The amendment will only limit the Company from issuing shares of Common Stock in excess of the 1,000,000,000 authorized shares of Common Stock without filing an amendment to the Articles raising the amount of authorized shares of Common Stock. Furthermore the par value will also not change and will remain at $0.001 par value per share. There are currently 34,396,187 shares of Common Stock outstanding and options exercisable to purchase 525,667 shares of Common Stock. Therefore the Board and Voting Shareholders believe that at this time 125,000,000 authorized shares of Common Stock is sufficient.

MATTER NO. 3: UN-DESIGNATION AMENDMENT

 General

On April 19, 2018, our Board and, on April 27, 2018 stockholders holding a majority of our voting power approved an amendment to our Articles, to un-designate 100,000 shares of preferred stock as Class A preferred stock and 100,000 shares of preferred stock as Class B preferred stock. The Un-designation Amendment will became effective on April at such time as the certificate of amendment to our Articles will be filed with the Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, we are required to send an information statement to each of our stockholders at least 20 calendar days prior to effecting the Amendments. We will send this Information Statement to our stockholders on the Record Date on or about May 4, 2018. None of the Series A or Series B preferred stock was ever issued and the Company does not anticipate issuing them in the future. Therefore, the Board and Voting Stockholders believe these Series A and Series B preferred Stock should be un-designated and shall become blank check preferred stock, as it was prior to their designation. The remaining 800,000 shares of authorized but unissued preferred stock are “blank check” preferred stock, which means the Board, without the vote of the holders of Common Stock may designate one or more classes of preferred stock with such terms and preferences as the Board may deem appropriate. After this amendment there will be 1,000,000 shares of preferred stock authorized, and none issued.

MATTER NO. 4: INCENTIVE PLAN ADOPTION

 General

On April 19, 2018, our Board and, on April 27, 2018 stockholders holding a majority of our voting power approved the “Mastermind, Inc., 2018 Equity Incentive Plan” (the “Plan”) for the Company in the form attached hereto as Exhibit A. Stockholder approval of the Plan enables the Company to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other three highest paid executive officers of the Company required to be reported under the proxy disclosure rules.

The amount and nature of the proposed awards under the Plan have not yet been determined, although the Plan permits grants of stock options, stock appreciation rights, or SARs, restricted stock or units, unrestricted stock, deferred stock and performance awards. Our Board believes that the Plan will be an important factor in attracting, retaining and motivating employees, consultants, and directors of the Company and its affiliates. Our Board believes that the Company needs the flexibility both to have an ongoing reserve of Common Stock available for future equity-based awards, and to make future awards in a variety of forms.

Set forth below is a summary of the material terms of the Plan, but this summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as Exhibit A to this Information Statement. Capitalized terms used in this summary and not otherwise defined herein will have the meanings ascribed to such terms in the Plan.

Administration of the Plan. The Compensation Committee (the “Committee”) of our Board, or in the absence of a committee, the Board, has such powers and authorities related to the administration of the Plan as are consistent with our corporate governance documents and applicable law. The Committee, if one is established, will be comprised of directors who (i) qualify as “outside directors” within the meaning of Section 162(m) of the Code, (ii) meet such other requirements as may be established from time to time by the SEC for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (iii) comply with the independence requirements of the stock exchange on which our common stock may be listed. The Committee will interpret the Plan, establish and modify administrative rules, impose such conditions and restrictions on awards as it determines appropriate, and make all factual determinations with respect to and take such steps in connection with the Plan and awards granted under it as it may deem necessary or advisable. The Committee may delegate certain of its powers or responsibilities to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board generally may exercise any of the powers and authority of the Committee under the Plan.

Number of Authorized Shares and Award Limits. The initial number of shares of our Common Stock reserved for issuance in connection with awards under the Plan is 4,000,000. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Any shares covered by an award that are forfeited, expired, cancelled, settled in cash or otherwise terminated without delivery of shares to the grantee, will be available for future grants under the Plan. Further, shares surrendered to or withheld by us in payment or satisfaction of the exercise price of an award or any tax withholding obligation with respect to an award will be available for the grant of new awards. In addition, shares issued with respect to awards assumed by us in connection with any merger, acquisition or related transaction will not reduce the total number of shares available for issuance under the Plan. The number and class of shares available under the Plan and subject to outstanding awards, as well as the award limits described above, may be equitably adjusted by the Committee in the event of various changes in the capitalization of the Company.

Eligibility and Participation. Eligibility to participate in the Plan is limited to such employees, non-employee directors and consultants of the Company, or of any affiliate, as the Committee may determine and designate from time to time. At this time the Company has one director, 25 employees and 3 consultants eligible for grants.

Type of Awards. The following types of awards are available for grant under the Plan: incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, other stock-based awards or cash-based incentive awards.

Stock Options and SARs

Grant of Options and SARs. The Committee may award ISOs, NSOs (collectively referred to as “Options”), and SARs to grantees. The exercise price per share of an Option or a SAR will be at least 100% of the fair market value per share of our stock underlying the award on the grant date. The Committee will determine the terms and conditions (including any performance requirements) under which an Option or SAR will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs. In the case of a grant of an Option intended to qualify as an ISO to a grantee who owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Stockholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an Option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent such Option is specifically designated as an ISO in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Exercise of Options and SARs. An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). Upon exercise of a SAR, the grantee will receive a payment equal to the excess of (i) the fair market value of one share of our stock on the date of exercise over (ii) the exercise price of the SAR, subject to any applicable tax withholding. If not exercised, Options and SARs will expire at such time as the Committee determines. However, no

Option or SAR may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Stockholder, not more than five years from the date of grant.

Restricted Stock and Restricted Stock Units. The Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted stock”). The Committee also may award to a participant restricted stock units representing the right to receive shares of Common Stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified period and/or the attainment of specified performance targets over such period. The Committee will determine the terms and conditions (including any performance requirements) for each award of restricted stock or restricted stock units and will include such information in the award agreement.

Performance Awards. The Committee may grant performance awards to participants entitling participants to receive a payment from the Company (measured by the value of a specified number of shares of stock, increases in such value during the award period or a fixed cash amount) based upon the attainment of predetermined performance targets over a fiscal year or longer award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Committee. The Committee will determine the terms and conditions for each performance award and will include such information in the award agreement.

Other Stock-Based Awards. The Committee may also grant equity-based or equity-related awards, referred to as “other stock-based awards,” in addition to Options, SARs, restricted stock, restricted stock units or performance awards. The Committee will determine the terms and conditions for each other stock-based award and will include such information in the award agreement.

Cash Incentive Awards. The Plan authorizes performance-based cash incentive compensation, which may include compensation to be paid to “covered employees” within the meaning of Section 162(m) of the Code.

Performance Goals. With respect to awards under the Plan that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the applicable performance targets will be established by the Committee based on one or more of the following measures: sales; net sales; return on sales; revenue, net revenue, gross revenue, product revenue or system-wide revenue (including growth of same); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share (including on a diluted or undiluted basis, before or after taxes); net income or loss (before or after taxes); return on equity; stockholder return or total stockholder return; return on assets or net assets; price of the shares or any other publicly-traded securities of the Company; market share; enterprise value; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and/or amortization); operating profit; economic value-added models or “value creation” or similar metrics; comparisons with various stock market indices;

reductions in costs; cash flow (including, but not limited to, operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; return on stockholders’ equity; operating efficiencies; cost reduction or savings; customer satisfaction; client retention; customer growth; employee satisfaction; productivity or productivity ratios; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); debt level year-end cash position; book value; factoring transactions; completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets. Any one of these performance targets or goals may be measured with respect to the Company or any one or more of its subsidiaries, affiliates or divisions and either in absolute terms or as compared to another company or companies.

Effect of Certain Transactions. In the event of a change in control of the Company, outstanding awards under the Plan may be subject to accelerated vesting or settlement as provided in the individual award agreements. Upon the occurrence of certain corporate transactions, which may include a change in control, outstanding awards generally will be subject to the terms of the agreement entered into in connection with the transaction, which may provide for the assumption or substitution of awards by the surviving corporation or its parent or subsidiary, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

Nontransferability of Awards. Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an NSO to certain family members (including trusts and foundations for their benefit). Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee.

Amendment and Termination. Subject to applicable laws and stock exchange listing standards requiring shareholder approval under certain circumstances, our Board of Directors may, at any time, amend or terminate the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Plan without the consent of the applicable participants.

New Plan Benefits.  All grants of awards under the Plan will be discretionary and, therefore, the benefits and amounts that will be received under the Plan are not determinable.

Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards to be granted under the Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

•

NSOs and SARs. No taxable income is reportable when a NSO or SAR is granted. Upon exercise, generally, the recipient will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price. Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the recipient if the appropriate holding period under federal tax law is met for such treatment.

•

ISOs. No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised). If the recipient exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss. If the recipient exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

•

Restricted Stock and Restricted Stock Units. A recipient of restricted stock or restricted stock units will not have taxable income upon the grant unless, in the case of restricted stock, he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

•

Performance Awards, Other Stock-Based Awards and Cash-Based Incentive Awards. Typically, a recipient will not have taxable income upon the grant of a performance awards, any other stock-based awards or any cash-based incentive awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

•

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the Plan (for example, upon the exercise of a NSO). In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Common Shares Owned	Percent of Class
Mastermind Marketing, Inc. (1)	17,542,055	51%
Digital Advize, LLC (2)	2,923,676	8.5%
Villanta Corporation (3)	8,771,028	25.5%

(1) The principle of MM Inc. is Daniel A. Dodson.

(2) The principle of Advize is Ricardo Rios.

(3) The principle of Villanta is Michael Gelfond.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders do not have any rights of appraisal based upon these action by the Board and Voting Stockholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of Section 15(d) of the Exchange Act. Accordingly, we file annual, quarterly and other reports and information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at c/o Mastermind, Inc., 1450 W. Peachtree Street NW, Atlanta, GA 30309.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: April 19, 2018

Sincerely,

/s/ Daniel A. Dodson___________

Name:

Daniel A. Dodson

Title:

Chief Executive Officer and Director

Exhibit A

MASTERMIND, INC.

2018 EQUITY INCENTIVE PLAN

1.

Purpose.  The purpose of the Mastermind, Inc. 2018 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.

Definitions.  The following definitions shall be applicable throughout this Plan:

(a)

“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)

“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award or Performance Compensation Award granted under this Plan.

(c)

“Award Agreement” means an agreement made and delivered in accordance with Section 15(a) of this Plan evidencing the grant of an Award hereunder.

(d)

“Board” means the Board of Directors of the Company.

(e)

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

(f)

“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate of the Company by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company; or (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or Affiliate of the Company or (ii) the performance of the Participant’s duties to the Company or an Affiliate of the Company.  Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g)

“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)

A tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(ii)

The Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Committee, in its discretion, determine otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iii)

The Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iv)

A Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

(v)

The individuals who, as of the date hereof, constitute the members of the Board (the “Current Board Members”) cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least a majority of the members of the Board unless such change is approved by the Current Board Members.

For purposes of this Section 2(g), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(h)

“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.  References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i)

“Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.  Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j)

“Common Shares” means the common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(k)

“Company” means Mastermind, Inc., Inc., a Nevada corporation, together with its successors and assigns.

(l)

“Current Board Members” has the meaning given such term in the definition of “Change in Control.”

(m)

“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n)

“Disability” means a “permanent and total” disability incurred by a Participant while in the employ or service of the Company or an Affiliate.  For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.  The determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.

(o)

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.

(p)

“Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(q)

“Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r)

“Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance issued by any governmental authority under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s)

“Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t)

“Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Common Shares on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Shares  are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, provided that if the Common Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A, if applicable.

(u)

“Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v)

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w)

“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

(x)

“Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award.

(y)

“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z)

“Option” means an Award granted under Section 7 of this Plan.

(aa)

“Option Period” has the meaning given such term in Section 7(c) of this Plan.

(bb)

“Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(cc)

“Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

(dd)

“Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(ee)

“Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ff)

“Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg)

“Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh)

“Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(ii)

“Person” has the meaning given such term in the definition of “Change in Control.”

(jj)

“Plan” means this Mastermind, Inc. 2018 Equity Incentive Plan, as amended from time to time.

(kk)

“Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and/or an Affiliate and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (B) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five years).

(ll)

“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm)

“Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(nn)

“Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(oo)

“SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(pp)

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto.  Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(qq)

“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(rr)

“Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(ss)

“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the

Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of Common Shares on the Date of Grant.

(tt)

“Subsidiary” means, with respect to any specified Person:

(i)

any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)

any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(uu)

“Substitute Award” has the meaning given such term in Section 5(e).

(vv)

“Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3.

Effective Date; Duration.  The Plan shall be effective upon its approval by the stockholders of the Company, which date shall be within twelve (12) months before or after the date of the Plan’s adoption by the Board.  The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the date on which the Plan was approved by the stockholders of the Company; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4.

Administration.

(a)

The Committee shall administer this Plan.  To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan), it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director.  However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan.  The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.  Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b)

Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii)

determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) to reprice existing Awards or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c)

Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(d)

No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder.  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(e)

Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards.  In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5.

Grant of Awards; Shares Subject to this Plan; Limitations.

(a)

The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.  Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of up to 4,000,000 Common Shares.

(b)

Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted.  Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(c)

Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(d)

Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

(e)

Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).  The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan; provided, however that Common Shares issued under Substitute Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

6.

Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7.

Options.

(a)

Generally.  Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other  conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.  All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.   Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code.  No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.  In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.  If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b)

Exercise Price.  The exercise price (“Exercise Price”) per Common Share for each Incentive Stock Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)

Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an

Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award Agreement:

(i)

an Option shall vest and become exercisable with respect to one-third of the Common Shares subject to such Option on each of the first three anniversaries of the Date of Grant; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate;

(ii)

the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

(A)

one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period;

(B)

for directors, officers and employees of the Company only, (1) if an Incentive Stock Option, for ninety (90) days, or (2) if a Nonqualified Stock Option, for one hundred and eighty (180) days, following termination of employment or service by reason of such Participant’s Retirement;

(C)

ninety (90) calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(iii)

both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the foregoing provisions of Section 7(c) and consistent with the requirements of applicable law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(d)

Method of Exercise and Form of Payment.  No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any applicable federal, state, local and/or foreign income and employment taxes withheld.  Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price.  The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised.  Any fractional Common Shares shall be settled in cash.

(e)

Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option.  A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.  The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)

Compliance with Laws, etc.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.

Stock Appreciation Rights.

(a)

Generally.  Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.  Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b)

Exercise Price.  The Exercise Price per Common Share for each Option granted in connection with a SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the SAR is granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c)

Vesting and Expiration.  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option.  A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award Agreement:

(i)

a SAR shall vest and become exercisable with respect to one-third of the Common Shares subject to such SAR on each of the first three anniversaries of the Date of Grant;

(ii)

the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A)

one (1) year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;

(B)

for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(C)

ninety (90) calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii)

both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d)

Method of Exercise.  SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.  Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding

Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e)

Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld.  The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee.  Any fractional Common Share shall be settled in cash.

9.

Restricted Stock and Restricted Stock Units.

(a)

Generally.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.  Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter.  Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

(b)

Restricted Accounts; Escrow or Similar Arrangement.  Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement.  If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio.  Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable.  To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)

Vesting; Acceleration of Lapse of Restrictions.  Unless otherwise provided by the Committee in an Award Agreement: (i) the Restricted Period shall lapse with respect to one-third of the Restricted Stock and Restricted Stock Units on each of the first three anniversaries of the Date of Grant ; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(d)

Delivery of Restricted Stock and Settlement of Restricted Stock Units.  i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).  Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such shares of Restricted Stock and, if such shares of Restricted Stock are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii)

Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units and no later than the 75th day of the calendar year following the calendar year in which such expiration occurs, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the 75th day of the calendar year following the calendar year in which the expiration of the Restricted Period occurs if such delivery would result in a violation of applicable law until such time as is no longer the case.  If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld.  Notwithstanding anything contained herein to the contrary, the Committee in an Award Agreement may, in a manner consistent with the applicable requirements of Section 409A of the Code, enable a Participant to elect to defer the date on which settlement of the Restricted Stock Units shall occur.

10.

Stock Bonus Awards.  The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine.  Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

11.

Performance Compensation Awards.

(a)

Generally.  The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award.  The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award.

(b)

Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.  Within a Performance Period determined by the Committee, the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)

Performance Criteria.  The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria may be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; (xxiv) strategic plan development and implementation; and/or (xxiv) other measures of performance selected by the Committee.  Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.  The Committee shall, within the first ninety (90) calendar days of a Performance Period, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d)

Modification of Performance Goal(s).  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval.  For purposes of clarity and without limiting the Committee’s authority set forth above, at the time it establishes Performance Criteria to be used with any Performance Compensation Award, the Committee may specify one or more events requiring an adjustment to the calculation of the Performance Goal, including but not limited to:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific items that are unusual in nature or infrequently occurring, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.  The Committee may reserve discretion to make or not make one or more adjustments as specified in a Performance Compensation Award.

(e)

Payment of Performance Compensation Awards.

(i)

Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by, or in service to, the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)

Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)

Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula.  The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)

Use of Negative Discretion.  In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the

Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.  The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

(f)

Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations.

12.

Changes in Capital Structure and Similar Events.  In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

(i)

adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii)

subject to the requirements of Section 409A of the Code, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)

subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.

Effect of Change in Control.  Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:

(a)

the Restricted Period shall expire as of a time prior to the Change in Control, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee;

(b)

Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

14.

Amendments and Termination.

b)

Amendment and Termination of this Plan.  The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q), Section 5ii), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any national securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b)

Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

15.

General.

c)

Award Agreements.  Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.  The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

(b)

Nontransferability; Trading Restrictions.

(i)

Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)

Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to:  (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii)

The terms of any Award transferred in accordance with subparagraph (ii) above shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv)

The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c)

Tax Withholding.

(i)

A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.  In addition, the Committee, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes.

(ii)

Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the maximum individual statutory rate for the applicable tax jurisdiction).

(d)

No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.  Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.  The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement.  By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)

International Participants.  With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f)

Designation and Change of Beneficiary.  Unless otherwise provided by the Committee in an Award Agreement,  each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death.  A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee.  The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.  Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(g)

Termination of Employment/Service.  Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h)

No Rights as a Stockholder.  Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)

Government and Other Regulations.

(i)

The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan.  The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)

The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable.  If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award).  Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.  The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j)

Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)

Nonexclusivity of this Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)

No Trust or Fund Created.  Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand.  No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)

Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)

Relationship to Other Benefits.  No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)

Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.

(p)

Severability.  If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q)

Obligations Binding on Successors.  The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)

Expenses; Gender; Titles and Headings.  The expenses of administering this Plan shall be borne by the Company and its Affiliates.  Masculine pronouns and other words of masculine gender shall refer to both men and women.  The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(s)

Other Agreements.  Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(t)

Section 409A.  The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code.  The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code.  Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations.  If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.  In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on the Participant as a result of Section 409A of the Code.